UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 15, 2008
(Date of earliest event reported)

LESCARDEN INC.
(Exact name of registrant as specified in its charter)

NEW YORK	000-10035	13-2538207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 Lexington Avenue Suite 212 New York, NY	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 687-1050
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 15, 2008, Lescarden Inc. ("Lescarden") entered into an agreement with NanoASIA Company Limited of Bangkok, Thailand ("NanoAsia") granting NanoAsia a 10 year exclusive license to market Lescarden’s proprietary product, CATRIX® WOUND DRESSING in Thailand and Malaysia. A press release announcing the transaction is filed herewith as Exhibit 99.1

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1 Copy of Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESCARDEN INC.

February 22, 2008	By:	/s/ William E. Luther
William E. Luther
President and Chief Executive Officer